EXHIBIT 10.2


                            MUTUAL RELEASE AGREEMENT


           This Mutual Release Agreement (the "Agreement") is entered into as of June 5,2003, by and between Ron Dante, a California resident ("Dante") and Kirshner International, Inc., a Delaware corporation ("KI; Dante and KI are referred to collectively as the "Parties"), and is made with reference to the following:

           A. This Agreement is entered into in connection with the resignation of Dante, as of the date hereof, as a Director of KI.

           NOW, THEREFORE, in consideration of the foregoing, the respective covenants and agreements herein contained, and in consideration of other good and valuable consideration, each to the other, the sufficiency and receipt of which is hereby acknowledged, the Parties hereby agree, covenant and consent as follows:

1. Except with respect to the matters, rights and obligations specified in Paragraph 2 hereof, the Parties, for themselves and on behalf of (as applicable) their respective principals, officers, directors, shareholders, partners, employees, trustees, trust beneficiaries, agents, representatives, attorneys, administrators, executors, heirs, assigns, predecessors-in-interest, successors-in-interest, and all other persons and entities with whom any of the former have been, or are now, affiliated (collectively, the "Releasing Parties"), hereby release and forever discharge
   (a) each other, (b) each of their respective past and present principals, officers, directors, shareholders, partners, employees, trustees, trust beneficiaries, agents, representatives, attorneys, administrators, executors, heirs, assigns, predecessors-in-interest, successors-in-interest, and all other persons and entities with whom any of the former have been, or are now, affiliated, and (c) each principal, officer, director, shareholder, partner, employee, trustee, trust beneficiary, agent, representative, attorney, administrator, executor, heir, assign, predecessor-in- interest or successor-in-interest, and all other persons and entities with whom any of the former have been, or are now, affiliated (collectively, the "Released Parties"), from alt past, present and future claims, demands, obligations, and causes of action of any nature whatsoever, whether in tort (including, without limitation, acts of active negligence), contract or any other theory of recovery in law, admiralty or equity, whether or not wrongful, whether for compensatory or punitive damages, equitable relief or otherwise, and whether now known or unknown, suspected or unsuspected, which are based upon or arise out of or in connection with any matter, cause or thing existing at any time prior to the date hereof, or anything done, omitted or suffered to be done or omitted to be done at any time prior to the date hereof (collectively, except as set forth in Paragraph 2 below, the "Released Matters").

2. Notwithstanding the foregoing, however, the following claims, demands, obligations and causes of action are not released hereby;

                     (a) any claim of any Party against any other Party arising from or related to any executory provision of this Agreement, and

                   (b) any claim against KI by Dante for indemnification to which Dante may be entitled, whether pursuant to contract or applicable law.

3. Each Party hereby agrees, for itself and each of the other Releasing Parties related to or affiliated with it that (a) neither it nor they will ever file, commence, join in or in any manner further prosecute or enforce, or assert any defense, offset or cross-claim with respect to, or otherwise assert, defend or seek relief through, any lawsuit or action arising out of, based upon or relating to any Released Matter and (b) if that Party or any such other Releasing Party hereafter at any time voluntarily commences, joins in or in any manner seeks relief through any proceeding or action arising out of, based upon or relating to any such claims or in any manner asserts against any Released Party any such claim, then that Party shall pay to the affected Released Party, in addition to any other damages caused thereby to such Released Party, all attorneys' fees incurred by such party in defending or otherwise responding to said proceeding, action or assertion. The filing or bringing by any Releasing Party of any claim, demand, obligation or cause of action against any Released Party in connection with any Released Matter shall constitute a breach of this Agreement

4. Without limiting the generality of the foregoing, the Parties expressly release any and all past, present and future claims in connection with the Released Matters, but which said parties do not know of or suspect to exist in their favor, whether through ignorance, oversight error, negligence or otherwise, and which, if known, would materially affect their decision to enter into this Agreement, and to this end they and each of them, therefore, waive all rights under Section 1542 of the Civil Code of California which states in full as follows:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the
                                    debtor."

5. The Parties represent, warrant and agree that in entering into this Agreement they are not relying and have not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Agreement. The Parties understand and expressly assume the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from or contrary to the facts now known to them or believed by them to be true. Nevertheless, the Parties intend by this Agreement and with the advice of their own independently selected counsel, to release fully, finally and forever all Released Matters and agree that this Agreement shall be effective in all respects notwithstanding any such difference in facts and shall not be subject to termination, modification or rescission by reason of any such difference in facts.

6. The Parties hereby represent and warrant that they have not heretofore assigned or transferred or purported to assign or transfer to any person or entity, whether by act operation of law or otherwise, all or any part of or any interest in any claim, contention, demand or cause of action relating to any Released Matters.

  Each Party hereto agrees to indemnify and to hold harmless the Released
  Parties   against any claim, contention, demand, cause of action, obligation and liability of any nature, character or description whatsoever, including the payment of attorneys' fees and costs actually incurred, whether or not litigation is commenced, which may be based upon or which may arise out of or in connection with any such assignment or transfer or purported assignment or transfer.

7. Neither the execution nor delivery of this Agreement by any Party, nor the payment of any consideration by any Party incident to this Agreement, is an admission of any wrongdoing whatsoever on the part of any Released Party.

8. Miscellaneous Provisions:

        (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective principals, officers, directors, shareholders, partners, employees, trustees, trust beneficiaries, agents, representatives, attorneys, administrators, executors, heirs, assigns, predecessors-in-interest, successors-in-interest, and all other persons and entities with whom any of the former have been, or are now, affiliated

        (b) This Agreement constitutes and is intended to constitute the entire agreement of the Parties concerning the subject matter hereof. No covenants, agreements, representations or warranties of any kind whatsoever have been made by any Party hereto, except as specifically set forth herein or therein. All prior discussions and negotiations with respect to the subject matter hereof and thereof are superseded by this Agreement.

        (c) If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, the remaining provisions, and any partially invalid or unenforceable provisions, to the extent valid and enforceable, shall nevertheless be binding and valid and enforceable. Notwithstanding the foregoing severability provision, the Parties reserve the right to rescind this Agreement in the event that a court of competent jurisdiction holds that a provision of this Agreement is unenforceable, in whole or in part, provided that such unenforceability constitutes a material failure of consideration for the Parties entering into this Agreement.

        (d) The Parties shall, from time to time, promptly execute and deliver such further instruments, documents and papers and perform such further acts as may be necessary or proper to carry out and effect the terms of this Agreement.

        (e) This Agreement may not be modified or terminated orally and no modification, termination or waiver shall be valid unless in writing and signed by all of the Parties.


        (f) When necessary herein, all terms used in the singular shall apply to the plural, and vice versa, and all terms used in the masculine shall apply to the neuter and feminine genders, and vice versa.

       (g) This Agreement shall be construed according to and governed by the laws of the State of California.

       IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.


                                                        /S/ Ron Dante
                                                        --------------
                                                        RON DANTE


                                                   KIRSHNER INTERNATIONAL, INC.

                                                    /s/ Kenneth Shenkman

                                                   By: Kenneth Shenkman


                                                   Its: CEO and President